UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 17, 2013

FNB United Corp.
(Exact name of registrant as specified in its charter)

North Carolina	000-13823	56-1456589
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
150 South Fayetteville Street
Asheboro, North Carolina		27203
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (336) 626-8300

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[	]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[	]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[	]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[	]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    Other Events

On May 17, 2013, FNB United Corp. (“FNB”) posted its First Quarter 2013 Financial Presentation on the Investor
Relations section of its website, www.community1.com. A copy of the Financial Presentation is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

The information in this Item 8.01, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in the filing.

The Financial Presentation contains forward-looking statements regarding FNB within the meaning of the safe harbor provision of the federal securities laws. These statements are based on FNB expectations and involve risks and uncertainties that could cause actual results to differ materially from those set forth in the statements. These risks are discussed in FNB's Annual Report on Form 10-K for the year ended December 31, 2012 and in its quarterly reports on Form 10-Q. The forward looking statements speak only as of the date they are made and FNB undertakes no obligation to update or review any forward looking statement.

ITEM 9.01    Financial Statements and Exhibits
(d) Exhibits.
Exhibit No.    Description of Exhibit

99.1        FNB United Corp. First Quarter 2013 Financial Presentation issued May 17, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 17, 2013	FNB United Corp.
(Date)	(Registrant)

/s/ David L. Nielsen
David L. Nielsen
Chief Financial Officer

Exhibit Index

99.1     FNB United Corp. First Quarter 2013 Financial Presentation